                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vinod Gupta and Steven Purcell, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


      Signature                                         Title                             Date
      ---------                                         -----                             ----
/s/ Vinod Gupta                              Chairman of the Board                    March 27, 1998
----------------------------------
Vinod Gupta

/s/ Scott Dahnke                             Chief Executive Officer                  March 27, 1998
----------------------------------           (principal executive officer)
Scott Dahnke

/s/ Jon H. Wellman                           President and Chief Operating            March 27, 1998
----------------------------------           Officer
Jon H. Wellman

/s/ Steven Purcell                           Chief Financial Officer (principal       March 27, 1998
----------------------------------           financial officer and principal
Steven Purcell                               accounting officer)

/s/ Jon D. Hoffmaster                        Director                                 March 27, 1998
----------------------------------
Jon D. Hoffmaster

/s/ Gautam Gupta                             Director                                 March 27, 1998
----------------------------------
 Gautam Gupta

/s/ Elliot S. Kaplan                         Director                                 March 27, 1998
----------------------------------
Elliot S. Kaplan

/s/ Harold Andersen                          Director                                 March 27, 1998
----------------------------------
Harold Andersen

/s/ George F. Haddix                         Director                                 March 27, 1998
----------------------------------
George F. Haddix

/s/ Paul A. Goldner                          Director                                 March 27, 1998
----------------------------------
Paul A. Goldner

/s/ George J. Kubat                          Director                                 March 27, 1998
----------------------------------
George J. Kubat